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                                                                   EXHIBIT 10.18
                            PREDICTIVE SYSTEMS, INC.

                         COMMON STOCK PURCHASE AGREEMENT

                               SEPTEMBER 16, 1999



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                                TABLE OF CONTENTS

                                                                                                               Page
1.       Purchase and Sale of Stock...............................................................................1

         1.1.     Sale and Issuance of Common Stock...............................................................1

         1.2.     Closing.........................................................................................1

2.       Representations and Warranties of the Company............................................................1

         2.1.     Organization, Good Standing and Qualification...................................................1

         2.2.     Capitalization and Voting Rights................................................................1

         2.3.     Subsidiaries....................................................................................2

         2.4.     Authorization...................................................................................2

         2.5.     Valid Issuance of Common Stock..................................................................2

         2.6.     Governmental Consents...........................................................................3

         2.7.     Offering........................................................................................3

         2.8.     Litigation......................................................................................3

         2.9.     Patents and Trademarks..........................................................................3

         2.10.    Compliance with Other Instruments...............................................................4

         2.11.    Financial Statements............................................................................4

         2.12.    Changes.........................................................................................4

         2.13.    Tax Returns.....................................................................................5

         2.14.    Permits.........................................................................................5

         2.15.    Environmental and Safety Laws...................................................................5

         2.16.    Disclosure......................................................................................5

         2.17.    Title to Property and Assets....................................................................5

         2.18.    Employee Benefit Plans..........................................................................5

         2.19.    Labor Agreements and Actions....................................................................5

3.       Representations and Warranties of the Investor...........................................................6

         3.1.     Authorization...................................................................................6

         3.2.     Purchase Entirely for Own Account...............................................................6

         3.3.     Disclosure of Information.......................................................................6

         3.4.     Investment Experience...........................................................................7

         3.5.     Accredited Investor.............................................................................7

         3.6.     Restricted Securities...........................................................................7

         3.7.     Further Limitations on Disposition..............................................................7

         3.8.     Legends.........................................................................................8

         3.9.     Tax Advisors....................................................................................8

4.       California Commissioner of Corporations..................................................................8

         4.1.     Corporate Securities Law........................................................................8

5.       Conditions of Investor's Obligations at Closing..........................................................8

         5.1.     Representations and Warranties..................................................................8

         5.2.     Performance.....................................................................................9

         5.3.     Compliance Certificate..........................................................................9

         5.4.     Qualifications..................................................................................9

         5.5.     Proceedings and Documents.......................................................................9

         5.6.     Opinion of Company Counsel......................................................................9

         5.7.     Investor's Rights Agreement.....................................................................9

6.       Conditions of the Company's Obligations at Closing.......................................................9

         6.1.     Representations and Warranties..................................................................9

         6.2.     Payment of Purchase Price.......................................................................9

         6.3.     Qualifications..................................................................................9

         6.4.     Investor's Rights Agreement.....................................................................9

7.       Miscellaneous............................................................................................10
         7.1.     Survival........................................................................................10

         7.2.     Successors and Assigns..........................................................................10

         7.3.     Governing Law...................................................................................10

         7.4.     Titles and Subtitles............................................................................10

         7.5.     Notices.........................................................................................10

         7.6.     Finder's Fee....................................................................................10

         7.7.     Amendments and Waivers..........................................................................10

         7.8.     Severability....................................................................................11

         7.9.     Aggregation of Stock............................................................................11

         7.10.    Entire Agreement................................................................................11

         7.11.    Counterparts....................................................................................11



SCHEDULE A        Schedule of Investors
SCHEDULE B        Schedule of Exceptions
EXHIBIT A         Opinion of Counsel for the Company
EXHIBIT B         INVESTOR'S Rights Agreement


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                         COMMON STOCK PURCHASE AGREEMENT

                  THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made on the 16th day of September, 1999, by and between Predictive Systems, Inc., a Delaware corporation (the "Company"), and Cisco Systems, Inc., a California corporation (the "Investor").

                  THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. PURCHASE AND SALE OF STOCK.

                  1.1. SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing and the Company agrees to sell and issue to the Investor at the Closing, that number of shares of the Company's Common Stock set forth opposite the Investor's name on Schedule A hereto for the purchase price set forth thereon.

                  1.2. CLOSING. The purchase and sale of the Common Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019 at 12:00 P.M., on September 14, 1999, or at such other time and place as the Company and the Investor mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Investor a certificate representing the Common Stock that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness or any combination thereof. In the event that payment by the Investor is made, in whole or in part, by cancellation of indebtedness, then such Investor shall surrender to the Company for cancellation at the Closing any evidence of such indebtedness or shall execute an instrument of cancellation in form and substance acceptable to the Company.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished the Investor and special counsel for the Investor prior to execution hereof and attached hereto as Schedule B, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1. ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. The Company has all requisite power and authority necessary to own and operate its property, to carry on its business as now conducted and as currently proposed to be conducted and to carry out the transactions contemplated by this agreement.

                  2.2. CAPITALIZATION AND VOTING RIGHTS.

         The authorized capital of the Company consists of:

                           (a) PREFERRED STOCK. 6,512,316 shares of Preferred
Stock, par value $.001 (the "Preferred Stock"), all of which have been designated Series A Convertible




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Preferred Stock (the "Preferred Stock") and all of which are issued and outstanding. The rights, privileges and preferences of the Preferred Stock are stated in the Company's Certificate of Incorporation.

                           (b) COMMON STOCK. 50,000,000 shares of common stock,
par value $.001 ("Common Stock"), of which 10,674,964 shares are issued and outstanding.

                           (c) The outstanding shares of Preferred Stock and
Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

                           (d) Except for (i) the conversion privileges of the
Preferred Stock, (ii) currently outstanding options to purchase 10,373,763 shares of Common Stock granted to employees pursuant to the Company's Stock Incentive Plan (the "Option Plan"), and (iii) 750,000 shares available for issuance under the Company's 1999 Employee Stock Purchase Plan, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the aforementioned options, the Company has reserved an additional 2,626,237 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Option Plan. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

                  2.3. SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

                  2.4. AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Investor's Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, sale and issuance of the Common Stock being sold hereunder has been taken or will be taken prior to the Closing. This Agreement and the Investor's Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investor's Rights Agreement may be limited by applicable federal or state securities laws.

                  2.5. VALID ISSUANCE OF COMMON STOCK. The Common Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than

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restrictions on transfer under this Agreement and the Investor's Rights
Agreement and under applicable state and federal securities laws.

                  2.6. GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for: (i) the filing of a Notice of Transaction pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder (the "Law"), which filing will be effected within the time prescribed by law, and (ii) such other filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period.

                  2.7. OFFERING. Subject in part to the truth and accuracy of the Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Common Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and the qualification or registration requirements of the Law or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

                  2.8. LITIGATION. There is no action, suit, proceeding or investigation pending, or to the Company's knowledge, currently threatened against the Company or its officers or directors that questions the validity of this Agreement or the right of the Company to enter into such agreement or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the business, assets or condition of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

                  2.9. PATENTS AND TRADEMARKS. To its knowledge (but without having conducted any special investigation or patent search), except for the disclosures made in the Company's Registration Statement on Form S-1 (File No. 333-84045), as amended (the "Registration Statement"), the Company possesses all patents, patent rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights and copyrights (collectively, the "Intellectual Property") necessary for its business without any conflict with or infringement of the valid rights of others and the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company, and the Company has not received any notice of infringement upon or conflict with the asserted rights of others. The Company has a valuable body of trade secrets, including know-how, concepts, computer programs and other technical data (the "Proprietary Information") for the development, manufacture and sale of its products. To its knowledge, the Company has the right to use the Proprietary Information free and clear of any rights, liens, encumbrances or claims of others, except that the possibility exists that other persons may have independently developed trade secrets or technical information similar or identical to those of the Company. The Company is

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not aware of any such independent development nor of any misappropriation of its
Proprietary Information. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company, except for inventions that have been assigned or licensed to the Company as of the date hereof.

                  2.10. COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation in any material respect of any provision of its Certificate of Incorporation, as amended to date, or Bylaws, as amended to date, nor in any material respect of any instrument, judgment, order, writ, decree or contract, statute, rule or regulation to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

                  2.11. FINANCIAL STATEMENTS. The Company has delivered to the Investor its audited financial statements (balance sheet and statement of operations, statement of stockholders' equity and statement of cash flows, including notes thereto) at December 31, 1998 and for the fiscal year then ended, and its unaudited financial statements (balance sheet and statement of operations) as, at and for the six-month period ended June 30, 1999 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                  2.12. CHANGES. To the Company's knowledge, since June 30, 1999 there has not been any change in the assets, liabilities, financial condition or operating results of the

Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse.

                  2.13. TAX RETURNS. The Company has timely filed all tax returns (federal, state and local) required to be filed by it and all taxes, assessments and other government changes imposed upon the Company, or upon any of the assets, income or franchises of the Company, have been timely paid or, if not yet payable, are adequately accrued on the Company's books and records. There are no actual or proposed tax deficiencies, assessments or adjustments with respect to the Company or any assets or operations of the Company. The Company has not been advised that any of its returns have been or are being audited.

                  2.14. PERMITS. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  2.15. ENVIRONMENTAL AND SAFETY LAWS. To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                  2.16. DISCLOSURE. The Company has fully provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Common Stock. Neither this Agreement (including all the exhibits and schedules hereto) nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

                  2.17. TITLE TO PROPERTY AND ASSETS. The property and assets the Company owns are owned by the Company free and clear of all mortgages, liens, loans and encumbrances, except (i) as reflected in the Financial Statements, (ii) for statutory liens for the payment of current taxes that are not yet delinquent, and (iii) for liens, encumbrances and security interests that arise in the ordinary course of business and minor defects in title, none of which, individually or in the aggregate, materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i)-(iii).

                  2.18. EMPLOYEE BENEFIT PLANS. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

                  2.19. LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

                  2.20. PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Each employee, officer and consultant of the Company has executed a Proprietary Information and Inventions Agreement in the form provided to special counsel to the Investor. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and the Company will use commercially reasonable efforts to prevent any such violation.

                  2.21. AGREEMENTS; ACTIONS; RELATED-PARTY TRANSACTIONS. The Registration Statement accurately discloses all agreements, understandings or proposed transactions required to be disclosed pursuant to Regulation S-K. There are no agreements, understandings or proposed transactions, judgements, orders, writs or decrees to which the Company is a party or by which it is bound that would be required to be filed as part of the Registration Statement that are not filed as part of the Registration Statement.

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents, warrants and covenants that:

                  3.1. AUTHORIZATION. The Investor has full power and authority to enter into this Agreement and the Investor's Rights Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

                  3.2. PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Common Stock to be received by such Investor (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, the Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                  3.3. DISCLOSURE OF INFORMATION. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

                  3.4. INVESTMENT EXPERIENCE. Such Investor is an investor in securities of similarly situated companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock. Such Investor also represents it has not been organized for the purpose of acquiring the Common Stock.

                  3.5. ACCREDITED INVESTOR. Such Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

                  3.6. RESTRICTED SECURITIES. Such Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Securities or an available exemption from registration under the Act, the Common Stock must be held indefinitely. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Company be available to the public. Such information is not now available and the Company has no present plans to make such information available.

                  3.7. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Investor's Rights Agreement, and:

                           (a) There is then in effect a registration statement
under the ct covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (b) (i) Such Investor shall have notified the Company
of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                           (c) Notwithstanding the provisions of subsections (a)
and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

                  3.8. LEGENDS. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

                           (a) "These securities have not been registered under
the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                           (b) Any legend required by the laws of the State of
California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

                  3.9. TAX ADVISORS. Such Investor has reviewed with such Investor's own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Such Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that each such Investor (and not the Company) shall be responsible for such Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         4. CALIFORNIA COMMISSIONER OF CORPORATIONS.

                  4.1. CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         5. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Investor:

                  5.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                  5.2. PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  5.3. COMPLIANCE CERTIFICATE. The Chief Executive Officer or President of the Company shall deliver to Investor at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

                  5.4. QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                  5.5. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investor's special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

                  5.6. OPINION OF COMPANY COUNSEL. The Investor shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit A.

                  5.7. INVESTOR'S RIGHTS AGREEMENT. The Company and the Investor shall have entered into the Investor's Rights Agreement in the form attached as Exhibit B.

         6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

                  6.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  6.2. PAYMENT OF PURCHASE PRICE. The Investor shall have delivered the purchase price specified in Section 1.

                  6.3. QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                  6.4. INVESTOR'S RIGHTS AGREEMENT. The Company and Investor shall have entered into the Investor's Rights Agreement in the form attached as EXHIBIT B.

         7. MISCELLANEOUS.

                  7.1. SURVIVAL. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one year after the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

                  7.2. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  7.3. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among State of New York residents entered into and to be performed entirely within the State of New York.

                  7.4. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  7.5. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

                  7.6. FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  7.7. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock not previously sold to the public that is issued hereunder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

                  7.8. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  7.9. AGGREGATION OF STOCK. All shares of the Common Stock issued hereunder or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  7.10. ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                  7.11. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                            PREDICTIVE SYSTEMS, INC.


                                            By: /s/ Robert Belau
                                              ----------------------------------
                                                    Robert Belau,President


                               Address:    145 Hudson Street
                                           -------------------------------------
                                           New York, NY 10013
                                           -------------------------------------

                                           CISCO SYSTEMS INC.


                                           By: /s/ Judith Estrin
                                              ----------------------------------

                              Address:     170 West Tasman Drive
                                           -------------------------------------
                                           San Jose, CA 95134-1706
                                           -------------------------------------

                                   SCHEDULE A

Name of Investor            Number of Shares              Total Purchase Price
----------------            ----------------              --------------------
Cisco Systems Inc.          1,378,052                     $16,536,624
